THE SANTA BARBARA GROUP OF MUTUAL FUNDS

PFW Water Fund

Supplement dated April 25, 2008 to the Prospectus dated August 1, 2007 and the Statement of Additional Information dated August 1, 2007, as amended September 18, 2007

On February  26, 2008, the Board of Directors of The Santa Barbara Group of Mutual Funds ("Company") voted to suspend the sale of Class Y Shares of the PFW Water Fund (the "Fund").  Additionally, it was determined that, in accordance with the Articles of Incorporation, the Fund's outstanding Class Y shares will be exchanged for Class A shares of the Fund.  Shareholders who have their shares exchanged to Class A shares from Class Y shares will have their shares exchanged at the Fund's net asset value ("NAV"), without the deduction of any sales charge.  Additionally, those shareholders who have their Class Y shares exchanged for Class A shares will be eligible to purchase additional Class A shares at NAV, without the deduction of any sales charge, for as long as they hold shares of the Fund.  With the exception of the initial sales charge, the fees and expenses associated with the Class A and Class Y shares are identical.

Accordingly, the following sections of the prospectus have been amended:

References to Class Y Shares.  All references to Class Y shares in the prospectus and Statement of Additional Information ("SAI") are omitted after the effective date of this prospectus supplement.

Suspension of Sales.  Effective April 30, 2008, the Fund will no longer accept orders to buy Class Y shares of the Fund from any new investors or existing shareholders.  To the extent there are any dividend payments on or after April 30, 2008, they will be automatically reinvested in additional Class A shares of the Fund, unless the former shareholders of Class Y shares elected to receive them in cash or automatically reinvest them in shares of other funds within the Trust.

Waiver of Sales Charge and Eligibility to Purchase Additional Shares at Net Asset Value ("NAV").   The former Class Y shareholders will be eligible to purchase additional Class A shares at the Fund's net asset value.  In order to accomplish this, the Board has approved the waiver of the otherwise applicable sales charge on Class A shares for former Class Y shareholders whose shares are converted to Class A shares.  The Fund continues to waive the initial sales charge for officers and Directors (and immediate family members of officers and Director) of the advisers, distributor, transfer agent, fund accountant, administrator and their respective affiliates.  Shareholders who purchase shares through certain financial institutions that have special arrangements with The Santa Barbara Group of Funds or the Distributor may also be eligible for waiver of the initial sales charge.

This Supplement should be retained with your Prospectus for future reference.